                                                                   EXHIBIT 10.10




         FIRST AMENDMENT dated as of July 3, 2001 to Amended Agreement dated as of the 12th day of February 2001 by and between Elektryon, Inc. (the "Company") and Michael Holmstrom (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Employee and the Company entered into an Employment Agreement dated November 7, 2000 which was amended by an Amended Agreement dated as of the 12th day of February 2001 (the "Employment Agreement");

         WHEREAS, the parties desire to further amend the Employment Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. The first paragraph of Section 2(b) of the Employment Agreement is deleted in its entirety and the following substituted therefor:

                  "On August 2, 2001 the Employee shall be entitled to a bonus of $200,000, payable immediately."


         2. As amended, the Employment Agreement shall remain in full force and effect.

         3. This First Amendment may be executed in one or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, this First Amendment has been executed as of the date first above written.

                                        ELEKTRYON, INC.

                                        By: /s/ Wendell Adair
                                           ------------------
                                                Wendell Adair

                                        By: /s/ John Cavalier
                                           ------------------
                                                John Cavalier

                                        By: /s/ Curtis Olson
                                           ------------------
                                                Curtis Olson

                                        /s/ Michael Holmstrom
                                        ---------------------
                                            Michael Holmstrom